From:                      TROPICAL SPORTSWEAR INT'L CORPORATION
                           4902 West Waters Avenue, Tampa, FL 33634
                           Nasdaq National Market, Symbol: TSIC

Media Contact:             Hannah Arnold or Steve Alschuler, (212) 575-4545
                           Linden Alschuler & Kaplan, Inc.

Investor Contact:          Robin Cohan, Chief Financial Officer & Treasurer
                           Tropical Sportswear Int'l Corporation (813) 249-4900

                                                                                                                  For Immediate Release

               TROPICAL SPORTSWEAR INT'L NAMES THREE EXECUTIVES TO
                        LEAD NEW STRATEGIC BUSINESS UNITS

     Tropical  Sportswear Int'l Corporation  (Nasdaq:TSIC)  ("TSI"), a designer, producer  and marketer of  high-quality  branded and  retailer  private  branded apparel,  has named senior executives to lead three new strategic business units designed to better serve the Company's customers.

     Richard J.  Domino,  President  of TSI,  said that the  formation  of these strategic  business units and the designation of these  executives to head them, would  position  the  company to provide  customers  with  access to  innovative products and marketing solutions made possible by TSI's extensive experience and expertise.

     "A key part of the  growth  of our  Company  will be  transitioning  from a manufacturing  to a marketing  driven  business  model,"  said  Domino.  "Having improved our financial  position  recently,  we are now focusing on  identifying opportunities to deliver greater value to our customers."

     John T. Berg, Jr. has been named Senior Vice President,  General Manager of the Branded  division which includes the Savane(R) brand. Mr. Berg, with over 25 years of experience in the apparel  business,  joined TSI in a sales position in
1994. He later became a Vice President and Regional Sales Director and, in 2002,
was promoted to Senior Vice President of Sales for the Savane division. Prior to joining TSI, Mr. Berg was a buyer and merchandiser with May Corporation.  He has a BS in Marketing from Indiana University.

     Frank D. Keeney has been named Senior Vice  President,  General  Manager of
TSI's  Private  Brand  division.  With over 27 years  experience  in the apparel industry,  Mr. Keeney has been Senior Vice  President of Sales for Private Brand and was previously  Senior Vice President of Sales of the Duck  Head(R)division.
Prior  to  working at TSI, he held positions with Haggar Corporation, Arrow, and
IZOD,where he was Executive Vice President of Sales & Marketing of IZOD Menswear.
He has a BA in Economics from Ithaca College.

     Steven S. Barr has been named Senior Vice President, General Manager of the
Mass Merchant  division.  With over 15 years experience in the apparel industry, he has held several  positions at TSI since 1989,  most  recently as Senior Vice
President of Sales and  Marketing and  previously  as a Key Account  Manager and
Vice  President of Sales for Farah  Incorporated.  Prior to joining the company,
Mr. Barr was with Dean Witter for five years.  He has a BA degree in  Accounting from Texas Tech University.

     "The depth of experience these three individuals  possess is impressive and will be supported by market research and product  innovation," Domino continued.
"We are  developing  ways to  leverage  our  deep-rooted  expertise  to help our customers  better  manage  brands  through  strategies  designed  to create  and increase demand for products,  accelerate  inventory turnover and achieve higher margins.  Through the use of these business  units,  these  executives and their teams,  and the  resources  available  to  them,  we  will  be  able to  provide outstanding value to our customers."

     TSI is a  designer,  producer  and  marketer  of  high-quality  branded and retailer  private branded  apparel  products that are sold to major retailers in all levels and channels of  distribution.  Primary  product lines feature casual and dress-casual pants,  shorts,  denim jeans, and woven and knit shirts.  Major owned brands include Savane(R), Farah(R), Flyers(TM), The Original Khaki Co.(R),
Bay to Bay(R), Two Pepper(R),  Royal Palm(R), Banana Joe(R), and Authentic Chino
Casuals(R).  Licensed brands include Bill  Blass(R)and  Van Heusen(R).  Retailer national private brands that we produce include Puritan(R), George(TM), Member's
Mark(R), Sonoma(R), Croft & Barrow(R), St. John's Bay(R), Roundtree &  Yorke(R),
Geoffrey  Beene(R),  Izod(R),  and White Stag(R).  TSI  distinguishes itself  by providing major retailers with comprehensive brand management programs  and uses advanced  technology to provide  retailers with  customer,  product  and  market analyses, apparel design, and merchandising consulting and inventory forecasting with a focus on return on investment.

     This press release contains forward-looking  statements,  which are subject to the safe harbor created by the Private  Securities  Litigation  Reform Act of
1995.  Management  cautions  that these  statements  represent  projections  and estimates of future performance and involve certain risks and uncertainties. The
Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of factors including, without limitation, potential  negative effects  resulting from  reorganization  of the Company into strategic business units;  potential negative effects resulting from fluctuating inventory levels;  potential  negative effects resulting from the sale of excess inventory at reduced prices;  potential negative effects from the termination of the Victorinox(R)license  agreement and the transition of this business to Swiss
Army  Brands,  Inc.;  restrictions  and  limitations  placed  on us by our  debt instruments;  inability to meet operating  plans to assure  compliance with loan agreement  covenants;  inability  to  achieve  greater  availability  or reduced interest  costs  under the new loan  agreement;  inability  to  achieve  minimum availability  levels;  potential  negative  effects of loan  agreement  covenant violations,  should any occur;  expectations  and  beliefs  with  respect to the turnaround  efforts  that  may  not  be  achieved;  potential  negative  effects resulting from the shareholder  claims against the Company;  potential  negative effects  from  reducing  personnel  and not  realizing  the  estimated  savings;
potential  negative effects from  transitioning the Company's cutting operations from Tampa,  Florida to  contractors  in the  Dominican  Republic and  Honduras;
expectations   and   beliefs   with   respect  to  brand   strategy,   research,
repositioning,  and creative development for the Savane(R) brand that may not be achieved; potential negative effects from general economic conditions, including but not necessarily  limited to, recession or other cyclical  effects  impacting our  customers  in the US or  abroad,  changes  in  interest  rates or  currency exchange rates;  potential changes in demand in the retail market;  reduction in the level of the consumer spending;  the availability and price of raw materials and  global  manufacturing  costs and  restrictions;  increases  in  costs;  the continued  acceptance  of the  Company's  existing and new products by its major customers;  the financial strength of the Company's major customers; the ability of the Company to continue to use and the  Company's  existing  and  prospective customer's  continued  acceptance of certain licensed trademarks and tradenames, including  Bill  Blass(R),  and Van Heusen(R);  business  disruptions  and costs arising  from acts of  terrorism or military  activities  around the globe;  and other risk factors listed from time to time in the Company's reports  (including its Annual  Report on Form 10-K)  filed with the U.S.  Securities  and  Exchange
Commission.  In addition,  the estimated financial results for any period do not necessarily indicate the results that may be expected for any future period, and the Company assumes no obligation to update them.

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